SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT

(DATE OF EARLIEST EVENT REPORTED)

NOVEMBER 14, 2003

COMMISSION FILE NUMBER: 0-23256

JAMESON INNS, INC.

Georgia	58-2079583
(State or other Jurisdiction of Incorporated or Organization)	(IRS employer identification no.)

8 Perimeter Center East Suite 8050 Atlanta, GA 30346	770-481-0305
(Address of Principal Executive Offices) (Zip Code)	(Registrant’s Telephone Number Including area code)

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

99.1	Press Release Announcing Revised Third Quarter 2003 Financial Results

ITEM 12.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 14, 2003, Jameson Inns, Inc. issued a press release announcing a revision to the operating results for the third quarter ended September 30, 2003 that it previously reported. A copy of the press release is filed as an exhibit to this report and is incorporated by reference herein. In accordance with General Instruction B.6 of the Form 8-K, Exhibit 99.1 shall not be deemed filed for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section, nor shall such Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereto duly authorized.

JAMESON INNS, INC

Dated as of November 14, 2003

By:	Craig R. Kitchin

Its:	/s/ Craig R. Kitchin President & Chief Financial Officer